SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2003

SENETEK PLC
(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Airpark Road Napa, California	94458
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure

On August 12, 2003, Senetek issued a press release, the full text of which is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

Number	Exhibit

99.1	Press Release dated August 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2003	SENETEK PLC
(Registrant)

	By:	/s/ FRANK J. MASSINO
	Name:	Frank J. Massino
	Its:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated August 12, 2003.